SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 6, 1997



                           AMERICAN WHITE CROSS, INC.
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-20240                    06-1342417
         --------                    -------                    ----------
(State or other jurisdiction      (Commission               (I.R.S. Employer
of incorporation)                 File Number)              Identification No.)



        15200 Interstate 45 North
             Houston, Texas                                      77090
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code 281-443-8884



Exhibit Index is on page 4.


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                                      -2-


Item 5.  Other Events.


     On May 6, 1997, American White Cross, Inc., a Delaware corporation (the "Company"), announced that it has reached an agreement with the major lenders and Official Committee of Unsecured Creditors on the principal terms of a formal plan of reorganization. Under the proposed plan, the Company's unsecured creditors will exchange their claims for common stock in the reorganized company, and existing stockholders will exchange their shares for approximately 3% of the common stock of the reorganized company. The formal plan of reorganization has not yet been filed in the United States Bankruptcy Court for the District of Delaware.

     A copy of a press release issued by the Company on May 6, 1997 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.


                  Exhibit No.                        Description
                  -----------                        -----------

                  99                                 Press release dated
                                                     May 6, 1997



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                                      -3-


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN WHITE CROSS, INC.


Dated:  May 20, 1997
                                            ------------------------
                                            Scott Vertrees
                                            Vice Chairman, Chief
                                            Financial Officer and
                                            Executive Vice President


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                                  EXHIBIT INDEX


Number                Description                                      Page
------                -----------                                      ----

  99                  Press release dated May 6, 1997                   5